UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number   811-04670

DWS Global/International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
 (Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	2/28/2011

ITEM 1.	REPORT TO STOCKHOLDERS

FEBRUARY 28, 2011 Semiannual Report to Shareholders

DWS Global Thematic Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Summary
11 Investment Portfolio
18 Statement of Assets and Liabilities
20 Statement of Operations
21 Statement of Changes in Net Assets
22 Financial Highlights
28 Notes to Financial Statements
38 Investment Management Agreement Approval
43 Summary of Management Fee Evaluation by Independent Fee Consultant
47 Account Management Resources
49 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund lends securities to approved institutions. Any decline in value of a portfolio security that is out on loan by the fund will adversely affect performance. Financial failure of the borrower may mean a delay in recovery or loss of rights in the collateral. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 28, 2011
Average Annual Total Returns as of 2/28/11
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	22.67%	20.59%	-1.42%	2.09%	5.07%
Class B	22.18%	19.61%	-2.27%	1.21%	4.20%
Class C	22.18%	19.68%	-2.17%	1.32%	4.27%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	15.62%	13.66%	-3.34%	0.89%	4.45%
Class B (max 4.00% CDSC)	18.18%	16.61%	-2.92%	1.07%	4.20%
Class C (max 1.00% CDSC)	21.18%	19.68%	-2.17%	1.32%	4.27%
No Sales Charges						Life of Institutional Class*
Class R	22.45%	20.13%	-1.70%	1.82%	4.82%	N/A
Class S	22.76%	20.85%	-1.16%	2.35%	5.37%	N/A
Institutional Class	22.85%	20.94%	N/A	N/A	N/A	3.97%
MSCI World Index+	26.06%	21.67%	-0.24%	2.73%	3.61%	-0.24%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.

* Institutional Class commenced operations on August 26, 2008. Index returns began on August 31, 2008.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2010 are 1.50%, 2.30%, 2.23%, 1.85%, 1.23% and 1.20% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares for the period prior to their inception on June 18, 2001 and for Class R shares for the period prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares of DWS Global Thematic Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Thematic Fund — Class A [] MSCI World Index+

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value: 2/28/11	$24.80	$23.85	$24.02	$24.78	$24.69	$24.70
8/31/10	$20.29	$19.52	$19.66	$20.24	$20.23	$20.24
Distribution Information: Six Months as of 2/28/11: Income Dividends	$.09	$—	$—	$.003	$.15	$.16

Lipper Rankings — Global Multi-Cap Core Funds Category as of 2/28/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	93	of	137	68
3-Year	67	of	83	80
5-Year	31	of	67	46
Class B 1-Year	104	of	137	76
3-Year	74	of	83	89
5-Year	51	of	67	75
Class C 1-Year	102	of	137	74
3-Year	72	of	83	86
5-Year	48	of	67	71
Class R 1-Year	96	of	137	70
3-Year	69	of	83	83
5-Year	37	of	67	55
Class S 1-Year	84	of	137	61
3-Year	65	of	83	78
5-Year	21	of	67	31
10-Year	4	of	27	15
Institutional Class 1-Year	80	of	137	58

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2010 to February 28, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended February 28, 2011
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 9/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 2/28/11	$1,226.70	$1,221.80	$1,221.80	$1,224.50	$1,227.60	$1,228.50
Expenses Paid per $1,000*	$8.34	$12.84	$12.45	$9.82	$6.74	$6.46
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 9/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 2/28/11	$1,017.31	$1,013.24	$1,013.59	$1,015.97	$1,018.74	$1,018.99
Expenses Paid per $1,000*	$7.55	$11.63	$11.28	$8.90	$6.11	$5.86

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Global Thematic Fund	1.51%	2.33%	2.26%	1.78%	1.22%	1.17%

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	2/28/11	8/31/10

Common Stocks	95%	99%
Participatory Notes	3%	1%
Preferred Stock	1%	—
Cash Equivalents	1%	—
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral)	2/28/11	8/31/10

United States and Canada	29%	38%
Europe (excluding United Kingdom)	25%	22%
Pacific Basin	13%	10%
Latin America	11%	6%
Japan	8%	5%
United Kingdom	6%	11%
Middle East	4%	1%
Africa	3%	4%
Other	1%	3%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral)	2/28/11	8/31/10

Financials	18%	26%
Information Technology	15%	12%
Health Care	12%	15%
Industrials	11%	14%
Consumer Staples	10%	8%
Consumer Discretionary	10%	3%
Telecommunication Services	8%	8%
Materials	8%	6%
Energy	6%	5%
Utilities	2%	3%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.
Ten Largest Equity Holdings at February 28, 2011 (18.8% of Net Assets)	Country	Percent
1. Life Technologies Corp. Develops biotechnology tools used by researchers	United States	2.4%
2. Apple, Inc. Manufacturer of personal computers and communication solutions	United States	2.2%
3. Telefonaktiebolaget LM Ericsson Producer of advanced systems and products for wired and mobile communication	Sweden	2.0%
4. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	2.0%
5. PT Telekomunikasi Indonesia Tbk Provider of telecommunication services	Indonesia	1.8%
6. Erste Group Bank AG Provides a variety of banking services	Austria	1.8%
7. Deutsche Lufthansa AG Provider of passenger and cargo air transportation services worldwide	Germany	1.7%
8. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	1.7%
9. INPEX Corp. Manages subsidiaries that explore, produce and sell oil and natural gas	Japan	1.6%
10. General Motors Co. Manufactures and markets new cars and trucks	United States	1.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of February 28, 2011 (Unaudited)
	Shares	Value ($)

Common Stocks 95.8%
Austria 2.6%
Erste Group Bank AG	412,080	21,761,445
Raiffeisen Bank International AG	158,033	9,492,713
(Cost $20,723,223)		31,254,158
Bahrain 0.4%
Aluminium Bahrain 144A (GDR)* (Cost $4,443,880)	370,015	4,625,188
Bermuda 0.2%
Lazard Ltd. "A" (Cost $1,533,329)	59,917	2,636,348
Brazil 5.4%
All America Latina Logistica	978,918	8,113,523
Banco Bradesco SA (ADR)	524,306	10,265,912
Banco Santander Brasil SA (ADR)	966,691	11,774,296
Brasil Telecom SA (ADR)	114,451	2,638,096
Gol Linhas Aereas Inteligentes SA (ADR) (a)	293,077	3,944,816
OGX Petroleo e Gas Participacoes SA*	949,564	11,100,505
SLC Agricola SA	1,088,604	14,158,787
Tam SA (ADR) (a)	183,480	3,931,976
(Cost $62,439,796)		65,927,911
Cayman Islands 0.5%
Herbalife Ltd. (Cost $3,657,999)	79,520	6,235,163
China 2.5%
Bank of China Ltd. "H"	19,820,481	10,441,296
Li Ning Co., Ltd. (a)	1,426,550	2,707,480
Mindray Medical International Ltd. (ADR) (a)	381,690	10,336,165
Trina Solar Ltd. (ADR)* (a)	260,935	7,201,806
(Cost $32,768,721)		30,686,747
Colombia 0.5%
Bancolombia SA (ADR) (Cost $5,509,987)	101,189	5,760,690
Denmark 1.3%
Vestas Wind Systems AS* (Cost $14,535,588)	462,919	15,938,627
Egypt 0.4%
Orascom Telecom Holding SAE (GDR) REG S* (Cost $2,359,698)	1,498,163	4,605,446
France 1.1%
Carrefour SA (Cost $13,256,008)	263,786	12,950,802
Germany 5.4%
Axel Springer AG	55,370	9,028,565
Deutsche Lufthansa AG (Registered)*	1,010,331	20,652,912
Deutsche Post AG (Registered)	492,904	9,039,512
E.ON AG	566,264	18,588,660
HeidelbergCement AG	116,972	8,188,346
(Cost $55,615,345)		65,497,995
Greece 0.4%
Hellenic Exchanges SA (Cost $3,427,344)	476,007	4,477,163
Hong Kong 0.4%
China Metal Recycling Holdings Ltd. (b)	3,085,926	3,571,801
Yingde Gases* (b)	1,200,500	855,613
(Cost $4,607,317)		4,427,414
Hungary 0.4%
OTP Bank Nyrt.* (Cost $4,585,493)	155,054	4,628,729
India 2.4%
Deccan Chronicle Holdings Ltd.*	1,166,037	1,490,011
ICICI Bank Ltd. (ADR)	251,603	10,909,506
Larsen & Toubro Ltd.	105,560	3,572,119
Mahindra & Mahindra Ltd.	516,112	6,979,510
Reliance Industries Ltd.	301,795	6,444,527
(Cost $33,607,017)		29,395,673
Indonesia 2.3%
PT Semen Gresik (Persero) Tbk	6,451,228	6,333,128
PT Telekomunikasi Indonesia Tbk (ADR) (a)	646,440	22,101,783
(Cost $27,667,976)		28,434,911
Israel 1.2%
NICE Systems Ltd. (ADR)*	96,326	3,337,214
Teva Pharmaceutical Industries Ltd. (ADR)	220,048	11,024,405
(Cost $13,703,631)		14,361,619
Italy 1.0%
Parmalat SpA	1,628,054	4,986,990
UniCredit SpA	2,544,135	6,547,171
(Cost $11,006,019)		11,534,161
Japan 7.7%
FANUC Corp.	55,200	8,592,242
Fujitsu Ltd.	1,206,000	8,161,301
Hitachi Ltd.	1,410,000	8,559,996
INPEX Corp.	2,808	19,745,603
Kirin Holdings Co., Ltd.	759,000	10,892,853
Mitsubishi UFJ Financial Group, Inc.	1,029,100	5,720,522
Seven & I Holdings Co., Ltd.	215,100	6,001,237
Toyota Motor Corp.	425,100	19,831,667
Yamada Denki Co., Ltd.	68,200	5,206,712
(Cost $73,614,204)		92,712,133
Kazakhstan 0.0%
Kazakhstan Kagazy PLC 144A (GDR)* (Cost $12,913,626)	2,552,100	535,941
Korea 4.9%
KT&G Corp.	272,179	13,848,579
NHN Corp.*	34,001	5,717,384
POSCO (ADR)	84,143	8,673,460
POSCO	17,127	7,013,717
Samsung Electronics Co., Ltd.	29,003	23,837,796
(Cost $57,489,939)		59,090,936
Luxembourg 0.7%
Ternium SA (ADR) (Cost $9,082,208)	251,120	9,050,365
Malaysia 0.4%
Axiata Group Bhd.* (Cost $3,314,004)	2,869,500	4,595,107
Mexico 2.5%
America Movil SAB de CV "L" (ADR)	130,575	7,497,616
Fomento Economico Mexicano SAB de CV (ADR)	112,416	6,321,152
Grupo Aeroportuario del Sureste SAB de CV "B" (ADR)	180,386	9,863,506
Grupo Financiero Banorte SAB de CV "O"	1,352,378	6,134,729
(Cost $28,370,171)		29,817,003
Netherlands 4.0%
Koninklijke (Royal) KPN NV	605,300	9,801,425
QIAGEN NV*	472,176	9,779,724
Unilever NV (CVA)	450,734	13,603,699
VimpelCom Ltd. (ADR) (c)	1,051,469	14,846,742
(Cost $46,807,824)		48,031,590
Panama 1.5%
Copa Holdings SA "A" (Cost $15,383,144)	337,475	17,997,542
Peru 0.2%
Credicorp Ltd. (Cost $2,470,742)	24,550	2,466,048
Puerto Rico 1.4%
Popular, Inc.* (Cost $15,464,336)	5,323,798	17,302,344
Russia 1.7%
Aeroflot-Russian Airlines	2,071,340	5,178,350
Gazprom OAO (ADR)	345,192	10,177,617
Mobile TeleSystems (ADR)	300,417	5,656,852
(Cost $18,772,786)		21,012,819
South Africa 2.3%
Aquarius Platinum Ltd.	38,285	251,570
MTN Group Ltd.	599,809	10,591,929
Murray & Roberts Holdings Ltd.	1,054,449	3,787,077
Standard Bank Group Ltd.	635,832	9,114,472
Tiger Brands Ltd.	156,531	4,101,568
(Cost $27,478,034)		27,846,616
Spain 0.6%
Telefonica SA (Cost $6,291,455)	283,307	7,205,548
Sweden 2.5%
Nordea Bank AB	578,737	6,582,167
Telefonaktiebolaget LM Ericsson "B"	1,873,100	24,069,756
(Cost $26,246,999)		30,651,923
Switzerland 1.0%
EFG International AG	295,857	4,472,950
Roche Holding AG (Genusschein)	47,453	7,154,824
(Cost $9,841,057)		11,627,774
Thailand 0.1%
Seamico Securities PCL (Foreign Registered)* (Cost $2,627,748)	23,721,700	1,295,674
Turkey 0.7%
Turkiye Garanti Bankasi AS	1,508,631	6,677,791
Turkiye Vakiflar Bankasi TAO "D"	995,929	2,408,793
(Cost $9,565,174)		9,086,584
United Kingdom 6.0%
African Minerals Ltd.* (d)	313,801	2,760,813
Barratt Developments PLC*	5,671,472	9,899,028
Diageo PLC	696,946	13,626,309
GlaxoSmithKline PLC	783,578	15,063,026
Imperial Tobacco Group PLC	165,598	5,321,148
Tesco PLC	2,157,018	14,186,244
Vodafone Group PLC	4,289,202	12,170,646
(Cost $64,175,242)		73,027,214
United States 29.2%
Abbott Laboratories	228,258	10,979,210
Advanced Micro Devices, Inc.* (a)	1,354,189	12,472,081
AllianceBernstein Holding LP (a)	122,133	2,779,747
Apache Corp.	46,517	5,796,949
Apple, Inc.*	76,162	26,901,180
Bank of America Corp.	500,232	7,148,315
Calpine Corp.*	638,316	9,657,721
Cephalon, Inc.* (a)	112,794	6,351,430
Cisco Systems, Inc.*	503,765	9,349,878
Electronic Arts, Inc.*	544,394	10,234,607
General Dynamics Corp.	215,765	16,424,032
General Electric Co.	409,575	8,568,309
General Motors Co.*	574,161	19,251,618
GSI Commerce, Inc.* (a)	261,715	5,441,055
Harris Corp.	204,018	9,519,480
iRobot Corp.*	34,371	987,135
JPMorgan Chase & Co.	269,880	12,600,697
Kinetic Concepts, Inc.*	212,167	10,389,818
Laboratory Corp. of America Holdings* (a)	179,872	16,211,863
Life Technologies Corp.*	550,514	29,380,932
MasterCard, Inc. "A"	66,406	15,974,627
Medco Health Solutions, Inc.*	187,101	11,532,906
Monsanto Co.	95,472	6,863,482
Morgan Stanley	480,030	14,247,290
NCR Corp.*	497,857	9,509,069
New York Times Co. "A"* (a)	483,169	5,024,958
Newmont Mining Corp.	179,750	9,934,783
Owens-Illinois, Inc.*	362,078	11,039,758
Schweitzer-Mauduit International, Inc.	45,061	2,470,695
The Gap, Inc.	778,742	17,545,057
Whirlpool Corp.	74,202	6,121,665
Williams Companies, Inc.	400,969	12,173,419
(Cost $304,734,818)		352,883,766
Total Common Stocks (Cost $1,050,091,882)		1,159,615,672

Preferred Stock 1.4%
Germany
Volkswagen AG (Cost $16,195,199)	100,259	17,001,520

Participatory Notes 2.8%
Jordan 0.2%
Arab Bank PLC (issuer HSBC Bank PLC), Expiration Date 4/12/2013 (Cost $3,105,181)	194,895	2,502,356
Nigeria 0.7%
Bank of Nigeria (issuer HSBC Bank PLC), Expiration Date 11/5/2013*	38,090,572	3,769,291
Guaranty Trust Bank PLC (issuer Morgan Stanley BV), Expiration Date 3/18/2011*	20,853,905	2,591,431
Zenith Bank Ltd. (issuer Morgan Stanley BV), Expiration Date 3/18/2011*	17,333,617	1,720,916
(Cost $6,886,677)		8,081,638
Pakistan 0.4%
National Bank of Pakistan (issuer Merrill Lynch International & Co.), Expiration Date 2/25/2015* (Cost $5,579,512)	6,427,153	5,114,567
Saudi Arabia 1.5%
Saudi Basic Industrial Corp. (issuer HSBC Bank PLC), Expiration Date 3/26/2012*	375,083	9,325,572
Yanbu National Petrochemicals Co. (issuer HSBC Bank PLC), Expiration Date 1/7/2013	805,274	8,910,273
(Cost $19,020,228)		18,235,845
Total Participatory Notes (Cost $34,591,598)		33,934,406

	Principal Amount ($)	Value ($)

Other Investments 0.1%
Brazil
Companhia Vale do Rio Doce (Cost $0)	389,000	1,241,489

	Shares	Value ($)

Securities Lending Collateral 5.6%
Daily Assets Fund Institutional, 0.23% (e) (f) (Cost $68,135,439)	68,135,439	68,135,439

Cash Equivalents 0.5%
Central Cash Management Fund, 0.17% (e) (Cost $5,719,111)	5,719,111	5,719,111

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,174,733,229)+	106.2	1,285,647,637
Other Assets and Liabilities, Net	(6.2)	(75,510,675)
Net Assets	100.0	1,210,136,962

* Non-income producing security.

+ The cost for federal income tax purposes was $1,184,524,586. At February 28, 2011, net unrealized appreciation for all securities based on tax cost was $101,123,051. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $146,935,696 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $45,812,645.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at February 28, 2011 amounted to $66,914,531, which is 5.5% of net assets.

(b) Security is listed in the country of domicile. Significant business activities of the company are in China.

(c) Security is listed in the country of domicile. Significant business activities of the company are in Eastern Europe and Asia.

(d) Security is listed in the country of domicile. Significant business activities of the company are in Africa.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

GDR: Global Depositary Receipt

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks and Other Investments (g)
Austria	$—	$31,254,158	$—	$31,254,158
Bahrain	—	4,625,188	—	4,625,188
Bermuda	2,636,348	—	—	2,636,348
Brazil	65,927,911	—	1,241,489	67,169,400
Cayman Islands	6,235,163	—	—	6,235,163
China	17,537,971	13,148,776	—	30,686,747
Colombia	5,760,690	—	—	5,760,690
Denmark	—	15,938,627	—	15,938,627
Egypt	—	4,605,446	—	4,605,446
France	—	12,950,802	—	12,950,802
Germany	—	82,499,515	—	82,499,515
Greece	—	4,477,163	—	4,477,163
Hong Kong	—	4,427,414	—	4,427,414
Hungary	—	4,628,729	—	4,628,729
India	10,909,506	18,486,167	—	29,395,673
Indonesia	22,101,783	6,333,128	—	28,434,911
Israel	14,361,619	—	—	14,361,619
Italy	—	11,534,161	—	11,534,161
Japan	—	92,712,133	—	92,712,133
Kazakhstan	—	535,941	—	535,941
Korea	8,673,460	50,417,476	—	59,090,936
Luxembourg	9,050,365	—	—	9,050,365
Malaysia	—	4,595,107	—	4,595,107
Mexico	29,817,003	—	—	29,817,003
Netherlands	14,846,742	33,184,848	—	48,031,590
Panama	17,997,542	—	—	17,997,542
Peru	2,466,048	—	—	2,466,048
Puerto Rico	17,302,344	—	—	17,302,344
Russia	5,656,852	15,355,967	—	21,012,819
South Africa	—	27,846,616	—	27,846,616
Spain	—	7,205,548	—	7,205,548
Sweden	—	30,651,923	—	30,651,923
Switzerland	—	11,627,774	—	11,627,774
Thailand	—	1,295,674	—	1,295,674
Turkey	—	9,086,584	—	9,086,584
United Kingdom	—	73,027,214	—	73,027,214
United States	352,883,766	—	—	352,883,766
Participatory Notes (g)	—	33,934,406	—	33,934,406
Short-Term Investments (g)	73,854,550	—	—	73,854,550
Total	$678,019,663	$606,386,485	$1,241,489	$1,285,647,637

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the period ended February 28, 2011.

(g) See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investment for which significant unobservable inputs were used in determining value:
	Common Stocks	Other Investments
	China	Brazil	Total
Balance as of August 31, 2010	$7,858,910	$946,890	$8,805,800
Realized gain (loss)	1,700,156	—	1,700,156
Change in unrealized appreciation (depreciation)	(357,015)	294,599	(62,416)
Amortization premium/discount	—	—	—
Net purchases (sales)	(9,202,051)	—	(9,202,051)
Transfers into Level 3	—	—	—
Transfers (out) of Level 3	—	—	—
Balance as of February 28, 2011	$—	$1,241,489	$1,241,489
Net change in unrealized appreciation (depreciation) from investments still held as of February 28, 2011	$—	$294,599	$294,599

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of February 28, 2011 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,100,878,679) — including $66,914,531 of securities loaned	$1,211,793,087
Investment in Daily Assets Fund Institutional (cost $68,135,439)*	68,135,439
Investment in Central Cash Management Fund (cost $5,719,111)	5,719,111
Total investments, at value (cost $1,174,733,229)	1,285,647,637
Cash	5
Foreign currency, at value (cost $147,787)	148,944
Receivable for investments sold	14,487,402
Receivable for Fund shares sold	2,935,172
Dividends receivable	1,578,609
Interest receivable	7,906
Foreign taxes recoverable	24,887
Other assets	76,429
Total assets	1,304,906,991
Liabilities
Payable upon return of securities loaned	68,135,439
Payable for investments purchased	21,036,987
Payable for Fund shares redeemed	3,806,001
Accrued management fee	810,747
Other accrued expenses and payables	980,855
Total liabilities	94,770,029
Net assets, at value	$1,210,136,962
Net Assets Consist of
Distributions in excess of net investment income	(1,453,655)
Net unrealized appreciation (depreciation) on: Investments	110,914,408
Foreign currency	26,942
Accumulated net realized gain (loss)	(641,089,627)
Paid-in capital	1,741,738,894
Net assets, at value	$1,210,136,962

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of February 28, 2011 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($191,666,090 ÷ 7,729,800 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$24.80
Maximum offering price per share (100 ÷ 94.25 of $24.80)	$26.31
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($18,133,243 ÷ 760,378 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$23.85
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($76,486,365 ÷ 3,184,388 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$24.02
Class R Net Asset Value, offering and redemption price(a) per share ($40,128,424 ÷ 1,619,270 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$24.78
Class S Net Asset Value, offering and redemption price(a) per share ($857,256,637 ÷ 34,715,352 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$24.69
Institutional Class Net Asset Value, offering and redemption price(a) per share ($26,466,203 ÷ 1,071,580 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$24.70

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended February 28, 2011 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $381,931)	$7,312,989
Income distributions — Central Cash Management Fund	13,290
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	158,410
Total income	7,484,689
Expenses: Management fee	5,142,826
Administration fee	585,388
Services to shareholders	1,058,493
Custodian fee	181,600
Distribution and service fees	813,915
Professional fees	61,154
Directors' fees and expenses	17,905
Reports to shareholders	74,127
Registration fees	32,110
Other	68,872
Total expenses	8,036,390
Net investment income (loss)	(551,701)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $526,308)	101,564,603
Foreign currency	(1,040,077)
100,524,526
Change in net unrealized appreciation (depreciation) on: Investments (including deferred foreign tax credit of $47,723)	137,114,034
Foreign currency	4,108
137,118,142
Net gain (loss)	237,642,668
Net increase (decrease) in net assets resulting from operations	$237,090,967

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010
Operations: Net investment income (loss)	$(551,701)	$5,489,099
Net realized gain (loss)	100,524,526	169,454,168
Change in net unrealized appreciation (depreciation)	137,118,142	(112,746,965)
Net increase (decrease) in net assets resulting from operations	237,090,967	62,196,302
Distributions to shareholders from: Net investment income: Class A	(712,888)	(1,723,267)
Class R	(5,579)	(183,355)
Class S	(5,291,410)	(8,434,771)
Institutional Class	(146,780)	(254,079)
Total distributions	(6,156,657)	(10,595,472)
Fund share transactions: Proceeds from shares sold	40,253,051	129,390,933
Reinvestment of distributions	5,630,438	9,706,109
Payments for shares redeemed	(142,316,569)	(262,269,020)
Redemption fees	2,106	6,314
Net increase (decrease) in net assets from Fund share transactions	(96,430,974)	(123,165,664)
Increase from regulatory settlements (See Note G)	—	1,314,855
Increase (decrease) in net assets	134,503,336	(70,249,979)
Net assets at beginning of period	1,075,633,626	1,145,883,605
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $1,453,655 and $5,254,703, respectively)	$1,210,136,962	$1,075,633,626

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended August 31,	2011	a	2010		2009	2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$20.29		$19.43		$23.43	$35.81	$35.02		$29.60
Income (loss) from investment operations: Net investment income (loss)b	(.03)		.07		.17	.07	.30	d	.19
Net realized and unrealized gain (loss)	4.63		.93		(4.06)	(5.82)	6.60		7.63
Total from investment operations	4.60		1.00		(3.89)	(5.75)	6.90		7.82
Less distributions from: Net investment income	(.09)		(.16)		(.02)	(.25)	(.11)		(.11)
Net realized gains	—		—		(.09)	(6.38)	(6.00)		(2.29)
Total distributions	(.09)		(.16)		(.11)	(6.63)	(6.11)		(2.40)
Increase from regulatory settlements	—		.02	e	—	—	—		—
Redemption fees	.00	***	.00	***	.00 ***	.00 ***	.00	***	.00 ***
Net asset value, end of period	$24.80		$20.29		$19.43	$23.43	$35.81		$35.02
Total Return (%)c	22.67	**	5.26	e	(16.49)	(19.49)	21.19	d	27.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	192		186		219	431	560		119
Ratio of expenses (%)	1.51	*	1.50		1.59	1.44	1.40		1.56
Ratio of net investment income (loss) (%)	(.23	)*	.36		1.08	.25	.85	d	.62
Portfolio turnover rate (%)	80	**	171		210	202	151		143
a For the six months ended February 28, 2011 (Unaudited).
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.003% lower.
e Includes a non-recurring payment from the Advisor which amounted to $0.009 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.014 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.11% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended August 31,	2011	a	2010		2009	2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$19.52		$18.71		$22.75	$34.97	$34.50		$29.35
Income (loss) from investment operations: Net investment income (loss)b	(.11)		(.08)		.04	(.17)	.00	d***	(.10)
Net realized and unrealized gain (loss)	4.44		.87		(3.99)	(5.67)	6.47		7.54
Total from investment operations	4.33		.79		(3.95)	(5.84)	6.47		7.44
Less distributions from: Net realized gains	—		—		(.09)	(6.38)	(6.00)		(2.29)
Increase from regulatory settlements	—		.02	f	—	—	—		—
Redemption fees	.00	***	.00	***	.00 ***	.00 ***	.00	***	.00	***
Net asset value, end of period	$23.85		$19.52		$18.71	$22.75	$34.97		$34.50
Total Return (%)c	22.18	**	4.33	f	(17.26)	(20.20)	20.21	d	26.42	e
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18		17		20	31	41		14
Ratio of expenses before expense reductions (%)	2.33	*	2.30		2.48	2.28	2.27		2.61
Ratio of expenses after expense reductions (%)	2.33	*	2.30		2.48	2.28	2.27		2.49
Ratio of net investment income (loss) (%)	(1.05	)*	(.44)		.18	(.59)	(.02	)d	(.31)
Portfolio turnover rate (%)	80	**	171		210	202	151		143
a For the six months ended February 28, 2011 (Unaudited).
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.003% lower.
e Total return would have been lower had certain expenses not been reduced.
f Includes a non-recurring payment from the Advisor which amounted to $0.009 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.014 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.11% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended August 31,	2011	a	2010		2009	2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$19.66		$18.82		$22.85	$35.07	$34.55		$29.35
Income (loss) from investment operations: Net investment income (loss)b	(.11)		(.07)		.05	(.14)	.04	d	(.06)
Net realized and unrealized gain (loss)	4.47		.89		(3.99)	(5.70)	6.48		7.55
Total from investment operations	4.36		.82		(3.94)	(5.84)	6.52		7.49
Less distributions from: Net realized gains	—		—		(.09)	(6.38)	(6.00)		(2.29)
Increase from regulatory settlements	—		.02	e	—	—	—		—
Redemption fees	.00	***	.00	***	.00 ***	.00 ***	.00	***	.00 ***
Net asset value, end of period	$24.02		$19.66		$18.82	$22.85	$35.07		$34.55
Total Return (%)c	22.18	**	4.46	e	(17.13)	(20.10)	20.31	d	26.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	76		74		88	173	223		39
Ratio of expenses (%)	2.26	*	2.23		2.37	2.19	2.16		2.33
Ratio of net investment income (loss) (%)	(.98	)*	(.37)		.29	(.49)	.09	d	(.15)
Portfolio turnover rate (%)	80	**	171		210	202	151		143
a For the six months ended February 28, 2011 (Unaudited).
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.003% lower.
e Includes a non-recurring payment from the Advisor which amounted to $0.009 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.014 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.11% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class R Years Ended August 31,	2011	a	2010		2009	2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$20.24		$19.40		$23.42	$35.78	$34.98		$29.63
Income (loss) from investment operations: Net investment income (loss)b	(.06)		.00	***	.14	(.03)	.20	c	.12
Net realized and unrealized gain (loss)	4.60		.93		(4.07)	(5.80)	6.62		7.62
Total from investment operations	4.54		.93		(3.93)	(5.83)	6.82		7.74
Less distributions from: Net investment income	(.00	)***	(.11)		—	(.15)	(.02)		(.10)
Net realized gains on investment transactions	—		—		(.09)	(6.38)	(6.00)		(2.29)
Total distributions	(.00	)***	(.11)		(.09)	(6.53)	(6.02)		(2.39)
Increase from regulatory settlements	—		.02	d	—	—	—		—
Redemption fees	.00	***	.00	***	.00 ***	.00 ***	.00	***	.00 ***
Net asset value, end of period	$24.78		$20.24		$19.40	$23.42	$35.78		$34.98
Total Return (%)	22.45	**	4.85	d	(16.67)	(19.69)	20.91	c	27.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40		37		34	47	7		4
Ratio of expenses (%)	1.78	*	1.85		1.83	1.72	1.68		1.79
Ratio of net investment income (loss) (%)	(.50	)*	.01		.83	(.10)	.57	c	.39
Portfolio turnover rate (%)	80	**	171		210	202	151		143
a For the six months ended February 28, 2011 (Unaudited).
b Based on average shares outstanding during the period.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.006% lower.
d Includes a non-recurring payment from the Advisor which amounted to $0.009 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.014 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.11% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended August 31,	2011	a	2010		2009	2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$20.23		$19.38		$23.36	$35.73	$34.99		$29.64
Income (loss) from investment operations: Net investment income (loss)b	.01		.13		.22	.15	.38	c	.29
Net realized and unrealized gain (loss)	4.60		.92		(4.05)	(5.82)	6.58		7.62
Total from investment operations	4.61		1.05		(3.83)	(5.67)	6.96		7.91
Less distributions from: Net investment income	(.15)		(.22)		(.06)	(.32)	(.22)		(.27)
Net realized gains	—		—		(.09)	(6.38)	(6.00)		(2.29)
Total distributions	(.15)		(.22)		(.15)	(6.70)	(6.22)		(2.56)
Increase from regulatory settlements	—		.02	d	—	—	—		—
Redemption fees	.00	***	.00	***	.00 ***	.00 ***	.00	***	.00 ***
Net asset value, end of period	$24.69		$20.23		$19.38	$23.36	$35.73		$34.99
Total Return (%)	22.76	**	5.57	d	(16.24)	(19.30)	21.48	c	28.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	857		741		766	1,081	1,440		1,186
Ratio of expenses (%)	1.22	*	1.23		1.30	1.19	1.18		1.27
Ratio of net investment income (loss) (%)	.06	*	.63		1.36	.52	1.07	c	.91
Portfolio turnover rate (%)	80	**	171		210	202	151		143
a For the six months ended February 28, 2011 (Unaudited).
b Based on average shares outstanding during the period.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.011% lower.
d Includes a non-recurring payment from the Advisor which amounted to $.009 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.014 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.11% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended August 31,	2011	a	2010		2009	2008	b
Selected Per Share Data
Net asset value, beginning of period	$20.24		$19.42		$23.37	$23.07
Income (loss) from investment operations: Net investment income (loss)c	.01		.14		.24	.00	***
Net realized and unrealized gain (loss)	4.61		.92		(4.04)	.30
Total from investment operations	4.62		1.06		(3.80)	.30
Less distributions from: Net investment income	(.16)		(.26)		(.06)	—
Net realized gains on investment transactions	—		—		(.09)	—
Total distributions	(.16)		(.26)		(.15)	—
Increase from regulatory settlements	—		.02	d	—	—
Redemption fees	.00	***	.00	***	.00 ***	.00	***
Net asset value, end of period	$24.70		$20.24		$19.42	$23.37
Total Return (%)	22.85	**	5.55	d	(16.06)	1.30	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26		21		19	16
Ratio of expenses (%)	1.17	*	1.20		1.12	1.14	*
Ratio of net investment income (loss) (%)	.11	*	.66		1.54	.74	*
Portfolio turnover rate (%)	80	**	171		210	202
a For the six months ended February 28, 2011 (Unaudited).
b For the period from August 26, 2008 (commencement of operations of Institutional Class shares) to August 31, 2008.
c Based on average shares outstanding during the period.
d Includes a non-recurring payment from the Advisor which amounted to $.009 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $.014 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.11% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Global Thematic Fund (the "Fund") is a diversified series of DWS Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally, have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Participatory Notes. The Fund may invest in Participatory Notes (P-Notes). P-notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to local shares in foreign markets. Investments in P-notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign markets that they seek to replicate. Although each participation note is structured with a defined maturity date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement and potential delays or an inability to redeem before maturity under certain market conditions.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At August 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $732,530,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2017 ($572,076,000) and August 31, 2018 ($160,454,000), the respective expiration dates, whichever occurs first.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 28, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $916,929,434 and $1,007,556,922, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibilities to the Fund's Subadvisor.

Global Thematic Partners, LLC ("GTP" or the "Subadvisor") serves as subadvisor with respect to the investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.915%
Next $500 million of such net assets	.865%
Next $500 million of such net assets	.815%
Next $500 million of such net assets	.765%
Over $2 billion of such net assets	.715%

Accordingly, for the six months ended February 28, 2011, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.88% of the Fund's average daily net assets.

For the period from September 1, 2010 through September 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.47%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 28, 2011, the Administration Fee was $585,388, of which $93,093 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended February 28, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at February 28, 2011
Class A	$131,452	$72,557
Class B	12,601	8,101
Class C	46,360	27,571
Class R	1,574	882
Class S	440,234	229,483
Institutional Class	10,844	6,244
	$643,065	$344,838

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of each of Class B, C and R shares, respectively. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended February 28, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at February 28, 2011
Class B	$67,262	$10,789
Class C	291,463	44,251
Class R	49,487	7,668
	$408,212	$62,708

In addition, DIDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at February 28, 2011	Annualized Effective Rate
Class A	$238,163	$44,815	.24%
Class B	22,246	2,703	.25%
Class C	96,831	6,587	.25%
Class R	48,463	13,058	.24%
	$405,703	$67,163

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2011 aggregated $4,900.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2011, the CDSC for Class B and C shares aggregated $22,719 and $10,672, respectively. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the six months ended February 28, 2011, DIDI received $1,350 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 28, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $8,722, of which $2,293 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") shared in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended February 28, 2011		Year Ended August 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	483,144	$11,380,814	1,795,550	$37,672,838
Class B	5,590	124,576	43,207	872,184
Class C	68,955	1,560,588	316,116	6,423,730
Class R	106,084	2,437,365	898,587	19,457,847
Class S	857,391	20,033,566	2,855,352	58,044,778
Institutional Class	194,543	4,716,142	335,158	6,919,556
		$40,253,051		$129,390,933
Shares issued to shareholders in reinvestment of distributions
Class A	28,757	$680,673	76,076	$1,614,350
Class R	230	5,446	8,412	178,426
Class S	203,649	4,797,973	362,654	7,659,254
Institutional Class	6,212	146,346	12,030	254,079
		$5,630,438		$9,706,109
Shares redeemed
Class A	(1,940,280)	$(45,261,965)	(3,984,965)	$(83,385,745)
Class B	(104,591)	(2,344,023)	(268,798)	(5,405,789)
Class C	(667,154)	(15,040,958)	(1,218,679)	(24,703,034)
Class R	(335,024)	(7,716,903)	(792,575)	(16,578,148)
Class S	(2,946,966)	(68,441,987)	(6,119,883)	(125,751,747)
Institutional Class	(152,650)	(3,510,733)	(309,308)	(6,444,557)
		$(142,316,569)		$(262,269,020)
Redemption fees		$2,106		$6,314
Net increase (decrease)
Class A	(1,428,379)	$(33,199,557)	(2,113,339)	$(44,096,416)
Class B	(99,001)	(2,219,447)	(225,591)	(4,533,605)
Class C	(598,199)	(13,480,279)	(902,563)	(18,279,267)
Class R	(228,710)	(5,274,000)	114,424	3,058,977
Class S	(1,885,926)	(43,609,446)	(2,901,877)	(60,044,431)
Institutional Class	48,105	1,351,755	37,880	729,078
		$(96,430,974)		$(123,165,664)

G. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to shareholders of the Fund, and any unclaimed proceeds were then distributed to the Fund in the amount of $535,636. In addition, the Fund received $779,219 of non-affiliated regulatory settlements. These payments were included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets for the year ended August 31, 2010.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Global Thematic Partners, L.L.C. ("GTP") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all of the Fund's Directors were independent of DWS and its affiliates.

• The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and GTP's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. In addition, in connection with approving the continuation of the Fund's Sub-Advisory Agreement, the Board noted it had engaged in a comprehensive review of the agreement in connection with its initial approval in May 2010.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and GTP provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 1st quartile, 4th quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and five-year periods and has underperformed its benchmark in the three-year period ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and GTP historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee paid to GTI, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered a report prepared by the Fund's independent fee consultant regarding the competitiveness of the Fund's total expenses relative to a more customized peer group. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and GTI.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of GTI with respect to the Fund. The Board noted that DWS pays GTI's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and GTI and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and GTI and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and GTI related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and GTI related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources
For shareholders of Classes A, B, C, S and Institutional Class
For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGQAX	SGQBX	SGQCX	SCOBX	SGQIX
CUSIP Number	233379 817	233379 791	233379 783	233379 759	233379 684
Fund Number	407	607	707	2007	1407

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site
www.dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting
A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Class R
Nasdaq Symbol	SGQRX
CUSIP Number	233379 767
Fund Number	1512

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 621-1048 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas, Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2010

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Thematic Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	April 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	April 25, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	April 25, 2011